Exhibit 99.1
June 2025 INVESTOR PRESENTATION

2 SEVEN HILLS REALTY TRUST This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever Seven Hills Realty Trust, or SEVN, uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “would”, “should”, “may” and negatives or derivatives of these or similar expressions, SEVN is making forward-looking statements. These forward-looking statements are based upon SEVN’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by SEVN’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond SEVN’s control. The information contained in SEVN's filings with the Securities and Exchange Commission, or the SEC, including under the heading “Risk Factors” in SEVN’s Annual Report on Form 10-K for the year ended December 31, 2024, and its other periodic reports, or incorporated therein, identifies other important factors that could cause SEVN’s actual results to differ materially from those stated in or implied by SEVN’s forward-looking statements. SEVN’s filings with the SEC are available on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. SEVN assumes no obligation to update or supplement forwardǦlooking statements that become untrue because of subsequent events or circumstances, except as required by law. SEVN's manager, Tremont Realty Capital, or Tremont, is registered with the SEC as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR). Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that SEVN obtained from various second party sources. Nothing in the data used or derived from second party sources should be construed as investment advice. Some data and other information presented are also based on SEVN’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. SEVN believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although SEVN is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended March 31, 2025. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including Distributable Earnings and Distributable Earnings per common share. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD-LOOKING STATEMENTS

3 SEVEN HILLS REALTY TRUST BUSINESS AT A GLANCE Seven Hills Realty Trust is a real estate investment trust that originates and invests in floating rate first mortgage loans secured by middle market transitional commercial real estate, or CRE. 3 1.6x Debt to Equity Ratio 11% Manager Ownership in SEVN $740M Total Debt Capacity 67% Weighted Average LTV 8.5% Weighted Average All In Yield $691M Total Loan Commitments 23 Floating-Rate First Mortgage Loans SEVN Nasdaq Listed

SEVEN HILLS REALTY TRUST

# COMPELLING INVESTMENT OPPORTUNITY

**Senior secured, diversified loan portfolio managed by an established CRE lender with an impressive track record and supported by a nationwide real estate platform.**

## High Quality Portfolio

- 100% invested in floating rate first mortgage loans.
- Diversified across geographies, sponsors and property types.
- Portfolio construction emphasizes visible cash flow and moderate LTV.

## Performance Grounded in Credit Discipline

- Earnings supported by a fully performing loan portfolio and an improved average risk rating of 2.9.
- Strategy anchored in disciplined credit selection and a focus on resilient sectors.

## Attractive Market Opportunity

- Selectively originating loans in areas where traditional lenders have paused, and capital remains constrained.
- Ample liquidity and strong sponsor relationships position SEVN to act on actionable opportunities with favorable risk-adjusted terms.

## Managed by Tremont Realty Capital

- Proven investment professionals averaging over 20 years experience in real estate lending with deep relationships across the CRE space.
- Differentiated client-focused mortgage origination process.
- Strong shareholder alignment with ~11% ownership of SEVN equity.

## Integrated with RMR Real Estate Platform

- Approximately $40 billion in assets under management with over 900 real estate professionals in more than 35 offices across the United States.
- RMR's expertise in owning and managing real estate provides real time insight into local market conditions and property sector performance.

4

5 SEVEN HILLS REALTY TRUST LOAN PORTFOLIO OVERVIEW Portfolio Statistics Number of Loans 23 2 Average Loan Commitment $30M $25M Total Loan Commitments $691M $50M Principal Balance $661M $47M Weighted Average Coupon Rate 8.1% 7.6% Weighted Average All In Yield 8.5% 8.0% Weighted Average LTV 67% 66% Weighted Average Floor 2.2% 2.85% Weighted Average Maximum Maturity 2.6 years 4.9 years Weighted Average Risk Rating 2.9 3.0 5 Well diversified portfolio of 100% floating rate loans with strong credit metrics. As of March 31, 2025 Q1 2025 Originations

6 SEVEN HILLS REALTY TRUST LOAN PORTFOLIO OVERVIEW (Continued) Property Type1 Geographic Diversity1 Loan to Value1 Risk Rating Distribution1 P tT 1 Multifamily 32% Office 25% Industrial 21% Hotel 13% Retail 9% G hi Di i 1 South 36% West 22% Midwest 21% East 21% 6 21% 19% 17% 32% 11% 30%-60% 61%-65% 66%-70% 71%-75% 76%-80% 6% 21% 51% 22% 1. Based on principal balance of loans held for investment as of March 31, 2025. -- % Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/ Loss Likely (5)

7 SEVEN HILLS REALTY TRUST $15 million - $100 million 84% >$100 million 16% ATTRACTIVE MARKET OPPORTUNITY Demand for CRE debt capital in the underserved middle market is expected to remain strong as alternative lenders like SEVN increase their presence in the marketplace. • ~84% of CRE asset sales transactions occur between $15 million and $100 million. • Demand for alternative sources of CRE debt capital has remained strong and competitive conditions remain favorable due to a slowdown in the securitized lending market and curtailed lending in the banking sector. • Focus on underserved middle market presents opportunity to generate attractive risk adjusted returns. Alternative Lender Market Share 2 CRE Asset Sales Transactions > $15 Million 1 Q1 2017 – Q1 2025 1. Source: Real Capital Analytics; Data obtained May 2025. Includes all properties sold in transactions greater than $15 million from 2017 to Q1 2025 in the following property types: Office, Industrial, Retail, Hotel, Apartment and Senior Housing & Care. 2. Source: Real Capital Analytics as of May 2025. 7% 10% 10% 8% 12% 12% 10% 13% 2017 2018 2019 2020 2021 2022 2023 2024 Middle Market Upper Market

8 SEVEN HILLS REALTY TRUST DEEP OPPORTUNITY SET $2.9T of CRE debt, including $1.1T backed by multifamily properties, matures in the next five years. This will create opportunities for lenders providing flexible refinancing solutions. 1. Source: Mortgage Bankers Association, as of 12/31/2024. Middle Market CRE Debt Maturities, 2025-2029 ($B)1 Office, $187 Office, $111 Office, $85 Office, $53 Office, $63 Multifamily $310 Multifamily $235 Multifamily $179 Multifamily $170 Multifamily $228 Commercial/Other $460 Commercial/Other $317 Commercial/Other $210 Commercial/Other $145 Commercial/Other $167 Total $663 Total $474 Total $368 Total $458 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2025 2026 2027 2028 2029 Total $957

SEVEN HILLS REALTY TRUST

# MANAGED BY TREMONT REALTY CAPITAL

Impressive track record with deep experience originating and actively managing middle market and transitional CRE loans.

## Established Manager

- ~$6 billion of loan originations completed since inception in 2000.
- Seasoned underwriting, asset management and origination resources support continued growth.
- Team of professionals with an average of over 20 years experience in the CRE finance sector.
- Fully integrated platform provides a competitive advantage versus outsourced models.
- Strong shareholder alignment with ~11% equity ownership of SEVN.

## Fully Integrated Platform

- Origination
- Underwriting
- Diligence
- Asset Management
- Reporting
- Investor Relations
- Compliance
- Marketing

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10 SEVEN HILLS REALTY TRUST RIGOROUS SCREENING PROCESS Term Sheets Issued 49 Loans $1.8 billion 9 Loans $263 million Tremont employs a rigorous investment screening process with a multidisciplinary review to select the most compelling loan opportunities. • Screened loans with an average size of ~$38 million. • Converted 14% of term sheets issued into closed loans. • Closed approximately 1.5% of loans screened. • Closed two loans for an aggregate total commitment of $49.7 million during the first quarter. 470 Loans $17.8 billion Loans Screened Applications Closed 10 Production Statistics March 2025 Trailing Twelve Months 7 Loans $194 million

11 SEVEN HILLS REALTY TRUST STABLE PORTFOLIO SEVN is focused on originating new loans in 2025, targeting market segments where traditional lenders have pulled back, capital is constrained, and fundamentals remain strong. $590.6 $610.2 $557.5 $610.8 $661.4 $38.3 $42.0 $36.9 $30.4 $29.5 $628.9 $652.2 $594.4 $641.2 $690.9 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Total Loan Commitments by Quarter (Dollars in millions) Total Commitments Unfunded Commitments Principal Balance Loan Count 21 22 20 21 23

12 SEVEN HILLS REALTY TRUST Loan Waco, TX Lake Mary, FL Los Angeles, CA Type First Mortgage Loan First Mortgage Loan First Mortgage Loan Size $18.5 million $16.0 million $23.8 million Term Three-year initial term; Two 12-month extension options Three-year initial term; Two 12-month extension options Three-year initial term; Two 12-month extension options LTV 73% 68% 58% Collateral Student Housing Hotel Self-Storage Loan Purpose Recapitalization Recapitalization Recapitalization Investment Date March 2025 September 2024 June 2024 REPRESENTATIVE LOAN ORIGINATIONS

13 SEVEN HILLS REALTY TRUST PORTFOLIO PERFORMANCE • Generated Distributable Earnings of $0.34 per diluted share and paid a quarterly distribution of $0.35 per common share. • Closed two loans with aggregate total commitments of $49.7 million. • Portfolio’s weighted average risk rating improved to 2.9. • Reduced office exposure to 25% of total principal balance as of March 31, 2025. Solid earnings driven by a fully performing loan portfolio with an improved average risk rating and supported by a robust pipeline of opportunities despite the challenging macro backdrop. Distributable Earnings per Common Share Q1 2025 Highlights Common Share $0.38 $0.38 $0.36 $0.33 $0.34 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Dividend Payout 92% 92% 97% SEVEN HILLS REALTY TRUST 106% 103%

14 SEVEN HILLS REALTY TRUST Distributable Earnings Bridge (1) 1. See appendix for definitions and reconciliations of non-GAAP measures. 2. Reflects the full quarter impact related to loans originated or repaid during the three months ended December 31, 2024 and loans originated and repaid during the three months ended March 31, 2025. (2) (2)

SEVEN HILLS REALTY TRUST

# Income from Loan Investments, Net - Interest Rate Trends

Despite a well performing portfolio, recent declines in index rates, paired with continued compression of net interest margins on new loan originations coupled with less overall portfolio leverage, present continued headwinds to SEVN's earnings.


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
6.12%
1.76%
4.36%
9.00%
1.77%
7.23%
8.84%
1.63%
7.21%
8.07%
1.55%
6.52%
2022
2023
2024
2025
Coupon Rate - Secured Financing (1)
Coupon Rate - Investments (2)
Distributable Earnings per Share (3)

| | 2022 | 2023 | 2024 | 2025 |
|---|---|---|---|---|
| Average Advance Rate | 73.9% | 72.4% | 68.7% | 68.8% |

(1) Represents the weighted average coupon rate for SEVN's Secured Financing Facilities during the respective period.
(2) Represents the weighted average coupon rate for SEVN's portfolio of investment loans during the respective period.
(3) Represents annual Distributable Earnings per share, annualized for the three months ended March 31, 2025. See appendix for definitions and reconciliations of non-GAAP measures.

15

16 SEVEN HILLS REALTY TRUST Loan Origination Trends - Net Interest Margin (1) Represents the difference between the interest rate margin for the new loan investment originations and the interest rate margin under the respective Secured Financing Facility for that loan. Loans Originated 17 7 5 5 2

17 SEVEN HILLS REALTY TRUST FIRST QUARTER CAPITALIZATION $93 $182 $104 $63 $122 $68 $46 $62 $215 $150 $125 Citibank UBS BMO Wells Fargo Advanced Unused Capacity Secured Financing Facilities (Dollars in millions) Strong relationships with Secured Financing Providers continue to support SEVN’s capacity to invest in accretive loan opportunities. Highlights • Secured Financing Facilities provide total borrowing capacity of $740 million. • Available liquidity of $340 million, including unused capacity of $298 million available under our Secured Financing Facilities and $42 million of cash on hand. • Conservative leverage with debt to equity ratio of 1.6x. 17 SEVEN HILLS REALTY TRUST $250

18 SEVEN HILLS REALTY TRUST INTEREST RATE SENSITIVITY Annualized Impact to Net Interest Income per Share1 As of March 31, 2025 Increases in interest rates benefit SEVN's 100% floating rate loan portfolio, while floors in SEVN's loan portfolio help to protect it from interest rate declines. 1. The above table illustrates the incremental impact on our annual income from investments, net, from hypothetical immediate changes in SOFR, taking into consideration our borrowers’ interest rate floors as of March 31, 2025. The results in the table above are based on our loan portfolio and debt outstanding as of March 31, 2025. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is not meant to forecast future results. 18 ($0.07) ($0.06) ($0.04) ($0.02) $0.00 $0.05 $0.08 $0.12 $0.15 ($0.20) ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20 -100 bps -75 bps -50 bps -25 bps 0 bps +25 bps +50 bps +75 bps +100 bps Interest Rate Changes • Weighted average interest rate floor of 2.16%. All but one of our loan agreements contain floor provisions, ranging from 0.10% to 5.20%. • One of our loans currently has an active interest rate floor. • No interest rate floors on advances under our Secured Financing Facilities.

19 SEVEN HILLS REALTY TRUST 19 RMR’s Operations Include: National Multi-Sector Investment Platform INDUSTRIAL RESIDENTIAL MEDICAL LIFE SCIENCE OFFICE SENIOR LIVING HOTELS RETAIL RMR Managed Companies Over 18,000 Employees Approximately 1,900 Properties More than $5 Billion in Annual Revenues Approximately $40 Billion in AUM Over 900 CRE Professionals More than 35 Offices Throughout the U.S. Financial Services Real Estate Services Business Services Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/Audit Construction/ Development Information Technology Finance/Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management VERITCALLY INTEGRATED NATIONAL REAL ESTATE INVESTING PLATFORM The RMR Group INDUSTRIAL RESIDENTIAL MEDICAL LIFE SCIENCE OFFICE SENIOR LIVING HOTELS RETAIL 19

SEVEN HILLS REALTY TRUST APPENDIX Student Housing Refinancing Auburn, AL

21 SEVEN HILLS REALTY TRUST TARGET INVESTMENTS Selective origination strategy focused on providing borrowers flexible capital solutions for middle market CRE properties nationwide. Loan Size Principal balances typically $20 million to $75 million. Collateral First lien mortgages on middle market transitional assets. Property Type Multifamily, Industrial, Hospitality, Retail, and other commercial property types. Geography Primary and secondary markets nationwide. Loan to Value Stabilized LTV ratios generally 75% or less. Interest Rates Competitive rates over SOFR. Term 2 - 5 years including extension options. Amortization Interest only. Recourse Non-recourse to sponsors. 21

22 SEVEN HILLS REALTY TRUST KEY UNDERWRITING CRITERIA Primary investment objective of balancing capital preservation with the generation of attractive risk adjusted returns. SPONSORSHIP 9 Meaningful “skin” in the game 9 History of performance 9 High character 9 Well capitalized COLLATERAL 9 First mortgage secured by cash flowing properties 9 Properties in liquid markets with institutional investor base 9 Quality properties in strong locations 9 LTV supported by third party appraisal BUSINESS PLAN 9 Fully capitalized at closing 9 Achievable over 3 to 5-year horizon 9 Actionable plans not reliant on market rent growth or cap rate compression EXIT STRATEGY 9 Evaluate both a primary and secondary source of repayment 9 Refinance exit achievable based on current CMBS sizing and pricing standards 9 Loan basis vis-à-vis downside scenario and path to repayment 22

SEVEN HILLS REALTY TRUST

# LOAN INVESTMENT DETAILS

*(Dollars in thousands)*

**First mortgage loans as of March 31, 2025:**

| # | Location | Property Type | Origination Date | Committed Principal Amount | Principal Balance | Coupon Rate | All in Yield | Maturity Date | Maximum Maturity Date | LTV | Risk Rating |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Olmsted Falls, OH | Multifamily | 01/28/2021 | $ 54,575 | $ 54,575 | S + 4.00% | S + 4.29% | 01/28/2026 | 01/28/2026 | 63% | 2 |
| 2 | Passaic, NJ | Industrial | 09/08/2022 | 47,000 | 44,767 | S + 3.85% | S + 4.28% | 09/08/2025 | 09/08/2027 | 69% | 3 |
| 3 | Dallas, TX | Office | 08/25/2021 | 46,811 | 43,511 | S + 3.25% | S + 3.27% | 08/25/2026 | 08/25/2026 | 72% | 4 |
| 4 | Boston, MA | Hotel | 12/16/2024 | 45,000 | 39,800 | S + 3.95% | S + 4.39% | 12/16/2027 | 12/16/2029 | 49% | 3 |
| 5 | Brandywine, MD | Retail | 03/29/2022 | 42,500 | 42,200 | S + 3.85% | S + 4.78% | 06/27/2025 | 03/29/2027 | 62% | 3 |
| 6 | Oxford, MS | Multifamily | 11/26/2024 | 42,000 | 42,000 | S + 2.95% | S + 3.35% | 11/26/2027 | 11/26/2029 | 75% | 2 |
| 7 | San Marcos, TX | Multifamily | 01/14/2025 | 31,200 | 28,005 | S + 3.25% | S + 3.68% | 01/14/2028 | 01/14/2030 | 62% | 3 |
| 8 | Farmington Hills, MI | Multifamily | 05/24/2022 | 30,520 | 29,501 | S + 3.15% | S + 3.52% | 05/24/2025 | 05/24/2027 | 75% | 3 |
| 9 | Downers Grove, IL (1) | Office | 09/25/2020 | 30,000 | 29,500 | S + 5.00% | S + 5.31% | 04/25/2025 | 05/23/2025 | 67% | 4 |
| 10 | Anaheim, CA | Hotel | 11/29/2023 | 29,000 | 29,000 | S + 4.00% | S + 4.56% | 11/29/2025 | 11/29/2028 | 55% | 2 |
| 11 | Fountain Inn, SC | Industrial | 07/13/2023 | 27,500 | 24,300 | S + 4.25% | S + 4.85% | 07/13/2025 | 07/13/2026 | 76% | 1 |
| 12 | Plano, TX | Office | 07/01/2021 | 27,385 | 26,569 | S + 3.75% | S + 3.76% | 07/01/2026 | 07/01/2026 | 78% | 4 |
| 13 | Las Vegas, NV | Multifamily | 06/10/2022 | 25,992 | 25,448 | S + 3.30% | S + 4.07% | 06/10/2025 | 06/10/2027 | 60% | 3 |

23

24 SEVEN HILLS REALTY TRUST LOAN INVESTMENT DETAILS (Continued) (Dollars in thousands) 1. In April 2025, the maturity date of this loan was extended to May 23, 2025 2. In April 2025, the coupon rate of this loan was reduced from SOFR + 3.85% to SOFR + 2.85% and the maturity date was extended to April 7, 2028. # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 14 Fayetteville, GA Industrial 10/06/2023 25,250 25,250 S + 3.35% S + 3.73% 10/06/2026 10/06/2028 55% 3 15 Carlsbad, CA Office 10/27/2021 24,750 24,417 S + 3.25% S + 3.26% 10/27/2026 10/27/2026 78% 4 16 Fontana, CA Industrial 11/18/2022 24,355 22,000 S + 3.75% S + 4.09% 11/18/2025 11/18/2026 72% 3 17 Los Angeles, CA Industrial 06/28/2024 23,800 22,218 S + 3.40% S + 3.83% 06/28/2027 06/28/2029 58% 3 18 Downers Grove, IL Office 12/09/2021 23,530 23,530 S + 4.25% S + 4.54% 12/09/2025 12/09/2026 72% 3 19 Bellevue, WA (2) Office 11/05/2021 21,000 20,000 S + 3.85% S + 3.89% 04/07/2025 11/05/2026 68% 4 20 Waco, TX Multifamily 03/06/2025 18,500 18,500 S + 3.35% S + 3.75% 03/06/2028 03/06/2030 73% 3 21 Newport News, VA Multifamily 04/25/2024 17,757 15,012 S + 3.15% S + 3.86% 04/25/2027 04/25/2029 71% 3 22 Sandy Springs, GA Retail 09/23/2021 16,488 15,286 S + 3.75% S + 4.05% 09/23/2025 09/23/2026 72% 1 23 Lake Mary, FL Hotel 09/06/2024 16,000 16,000 S + 4.00% S + 4.41% 09/06/2027 09/06/2029 68% 2 Total/weighted average $ 690,91 3 $ 661,38 9 S + 3.69% S + 4.08% 67% 2.9 First mortgage loans as of March 31, 2025:

25 SEVEN HILLS REALTY TRUST Non-GAAP Financial Measures (amounts in thousands, except per share data) 1. Exit fees collected on loans acquired in the Merger represent fees collected upon repayment of loans for which no income has previously been recognized in Distributable Earnings. In accordance with GAAP, exit fees on loans acquired in the Merger were accreted as a component of the purchase discount and were excluded from Distributable Earnings as a non-cash item. Accordingly, these exit fees have been recognized in Distributable Earnings upon collection. Three Months Ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Distributable Earnings Net income $ 4,532 $ 4,879 $ 3,479 $ 4,229 $ 5,233 Non-cash equity compensation expense 356 159 367 497 336 Non-cash accretion of purchase discount — — (420) (782) (1,145) (Reversal of) provision for credit losses (153) (450) 1,518 1,315 697 Depreciation and amortization of real estate owned 269 279 307 305 357 Exit fees collected on loans acquired in Merger (1) — — 34 — 90 Distributable Earnings $ 5,004 $ 4,867 $ 5,285 $ 5,564 $ 5,568 Weighted average common shares outstanding - basic and diluted 14,757 14,756 14,723 14,691 14,675 Distributable Earnings per common share - basic and diluted $ 0.34 $ 0.33 $ 0.36 $ 0.38 $ 0.38

26 SEVEN HILLS REALTY TRUST NON-GAAP FINANCIAL MEASURES (Continued) We present Distributable Earnings and Distributable Earnings per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as alternatives to net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non-GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings and Distributable Earnings per common share may not be comparable to distributable earnings and distributable earnings per common share as reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings and Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings and Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings, excluding incentive fees, is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) depreciation and amortization of real estate owned and related intangible assets, if any; (b) non-cash equity compensation expense; (c) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (d) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received or expected to be received and the carrying value of the asset.

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